Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 18 to the Registration Statement (Investment Company Act File No. 811-21162) of Merrill Lynch Core Principal Protected Fund (“the Fund”) of Merrill Lynch Principal Protected Trust on Form N-1A of our reports dated December 19, 2005 for the Fund and for Master Large Cap Core Portfolio of Master Large Cap Series Trust, both appearing in the October 31, 2005 Annual Report of the Fund, which is incorporated by reference Part B of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
February 7, 2006